Insurance coverage (Tables)	12 Months Ended
Dec. 31, 2017
Insurance coverage (Tables) [Abstract]
Schedule of insurance policy information

The following table presents additional information on the policies in force. Each has maximum indemnity limits (“MIL”) per event to cover possible claims in view of the nature of the Company's activities and benchmarks, as well estimated maximum loss studies prepared by external advisors.

		Maximum indemnity limit	Amount insured
	Maturity	US$ million	US$ million
Units in Brazil	April 10, 2020	3,375	26,406
Units in United States and Germany	April 10, 2020	500	2,037
Units in Mexico	April 10, 2020	2,936	6,068
Total			34,511